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                                                                   EXHIBIT 23.3

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Prospectus constituting part of this Amendment No. 4 to the Registration Statement on Form S-1 of our report dated August 29, 1997, relating to the financial statements of Apex Silver Mines Limited, which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.

PRICE WATERHOUSE LLP

Denver, Colorado
November 17, 1997